UNITED STATES	OMB APPROVAL
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Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.         )

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Eden Bioscience Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 22, 2008

Dear Eden Bioscience Shareholders:

Eden Bioscience Corporation is holding its 2008 Annual Meeting of Shareholders (the “Annual Meeting”) on Thursday, May 22, 2008 at 1:00 p.m., local time, at the Country Inn & Suites, 19333 North Creek Parkway, Bothell, Washington 98011.

At the Annual Meeting, you will be asked:

•	to elect two directors to the Eden Bioscience Board of Directors; and

•	to transact any other business properly presented at the Annual Meeting or any adjournments or postponements thereof.

You will find detailed information about Eden Bioscience and its operations in the enclosed Annual Report on Form 10-K, which includes our audited financial statements for fiscal year 2007.

Whether or not you can attend, please read the enclosed Proxy Statement. When you have done so, please mark your votes on the enclosed proxy, sign and date the proxy, and return it to us in the enclosed envelope. Your vote is important, so please return your proxy promptly.

Sincerely,

William T. Weyerhaeuser
Chairman of the Board of Directors

Eden Bioscience Corporation   11816 North Creek Parkway N.   Bothell, Washington 98011-8201   T. 425.806.7300   F. 425.806.7400 www.edenbio.com

Eden Bioscience Corporation
11816 North Creek Parkway N.
Bothell, Washington 98011-8201

April 22, 2008

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held Thursday, May 22, 2008

Dear Eden Bioscience Shareholders:

The 2008 Annual Meeting of Shareholders (the “Annual Meeting”) of Eden Bioscience Corporation, a Washington corporation, will be held at the Country Inn & Suites, located at 19333 North Creek Parkway, Bothell, Washington 98011 on Thursday, May 22, 2008 at 1:00 p.m., local time. Only shareholders who owned stock of Eden Bioscience at the close of business on the record date, March 20, 2008, can vote at the Annual Meeting or any adjournments of the Annual Meeting that may take place. At the Annual Meeting we will ask you:

•	to elect two directors to our Board of Directors to serve for terms as described in the accompanying Proxy Statement; and

•	to transact any other business properly presented at the Annual Meeting.

Our Board of Directors unanimously recommends that you vote “FOR” the proposed directors.

To ensure your representation at the Annual Meeting, you are urged to complete, sign, date and return the enclosed proxy card as soon as possible in the enclosed postage-prepaid envelope. Your shares will be voted in accordance with the instructions you give on your proxy card. You may, of course, attend the Annual Meeting and vote in person even if you have previously returned your proxy card.

The approximate date of mailing for the Proxy Statement and accompanying proxy card is April 22, 2008.

BY ORDER OF THE BOARD OF DIRECTORS,

Bradley S. Powell
President, Chief Financial Officer and Secretary

Please note that admission to the Annual Meeting will be limited to shareholders as of the March 20, 2008 record date, or their authorized representatives, and guests.

IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF REISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE ANNUAL MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. THANK YOU FOR ACTING PROMPTLY.

EDEN BIOSCIENCE CORPORATION

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The Board of Directors (“Board of Directors”) of Eden Bioscience Corporation (“Eden Bioscience”) is sending you this Proxy Statement in connection with its solicitation of proxies for use at Eden Bioscience’s 2008 Annual Meeting of Shareholders (the “Annual Meeting”). The Annual Meeting will be held on Thursday, May 22, 2008 at 1:00 p.m., local time, at the Country Inn & Suites, 19333 North Creek Parkway, Bothell, Washington 98011.

We intend to give or mail to shareholders definitive copies of this Proxy Statement and accompanying proxy card on or about April 22, 2008.

Record Date, Outstanding Shares and Quorum

Only those shareholders who owned our common stock at the close of business on March 20, 2008, the record date for the Annual Meeting, can vote. At the close of business on that date, there were 2,716,518 issued and outstanding shares of our common stock. The presence at the Annual Meeting of a majority of such shares, whether in person or by proxy, shall constitute a quorum for the transaction of business. Abstentions and broker non-votes will be included in determining the presence of a quorum at the Annual Meeting.

Revocability of Proxies

If you give us your proxy, you have the power to revoke it at any time before it is exercised by:

•	notifying the Secretary of Eden Bioscience in writing before the Annual Meeting that you revoke your proxy;

•	delivering to the Secretary of Eden Bioscience before the Annual Meeting a signed proxy with a later date; or

•	attending the Annual Meeting and voting in person.

Solicitation of Proxies

We will bear the cost of soliciting proxies from our shareholders. In addition to solicitation by mail, our directors, officers and employees may solicit proxies by telephone, facsimile or otherwise. Our directors, officers and employees will not be additionally compensated for this solicitation but may be reimbursed for out-of-pocket expenses they incur. Brokerage firms, fiduciaries and other custodians who forward soliciting material to the beneficial owners of shares of common stock held of record by them will be reimbursed for the reasonable expenses they incur in forwarding the material.

Voting

You are entitled to one vote for each share of common stock you hold. For the election of directors, the directors who receive the greatest number of affirmative votes cast by holders of common stock present, in person or by proxy, and entitled to vote at the Annual Meeting, will be elected to the Board of Directors. You are not entitled to cumulate votes in the election of a director. If your shares are represented by proxy, they will be voted in accordance with your instructions. If your proxy is signed and returned without any instructions given, your shares will be voted in accordance with our recommendation. We are not aware, as of the date of this Proxy Statement, of any matters to be voted on at the Annual Meeting other than as stated in the Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders. If any other matters are properly brought before the Annual Meeting, the enclosed proxy gives discretionary authority to the persons named in it to vote the shares in their best judgment.

Abstentions from voting on the election of directors will have no impact on the outcome of this proposal since no vote has been cast in favor of any nominee. There can be no broker non-votes in the election of directors as brokers who hold shares for the accounts of their clients have discretionary authority to vote such shares with respect to the election of directors.

If the Annual Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Annual Meeting all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the Annual Meeting, except for any proxies that have at that time effectively been revoked or withdrawn, notwithstanding that they may have been effectively voted on the same or any other matter at a previous meeting.

PROPOSAL
ELECTION OF DIRECTORS

Two Class I directors will be elected at the Annual Meeting, each to serve until the election and qualification of his successor or until his earlier retirement, resignation or removal. Roger M. Ivesdal and Richard N. Pahre, who currently serve as Class I directors of Eden Bioscience, have been nominated by the Board of Directors for reelection at the Annual Meeting.

Biographical information regarding the nominees for the Board of Directors is set forth below. Unless otherwise instructed, the persons named as proxies on the accompanying proxy card intend to vote shares represented by properly executed proxies for such nominees. Although the Board of Directors anticipates that the nominees will be available to serve as our directors, if any of them should be unwilling or unable to serve, the persons named as proxies will vote for the election of such substitute nominee or nominees as may be designated by the Board of Directors. Ages listed are as of March 20, 2008.

Nominees for Election of Class I Directors (terms to expire in 2011)

Roger M. Ivesdal (age 63) has served as one of our directors since September 20, 2005. Mr. Ivesdal has spent 33 years in various sales, marketing, and management roles in the agricultural chemicals industry. Mr. Ivesdal started his career in 1970 as a sales representative for Helena Chemical Company in Des Moines, Iowa and became sales manager for Helena Proprietary Products in 1974. In 1977, Mr. Ivesdal became a sales representative for Ostlund Chemical in Fargo, ND. In 1982, he became sales manager, and in 1988 he became General Manager, of Ostlund. In 1998, Mr. Ivesdal was named Executive Vice President for the Western Region for United Agri Products (“UAP”), an operating company of ConAgra, and was responsible for managing four operating companies in the western United States. In 2003, Mr. Ivesdal retired from UAP. Mr. Ivesdal received a B.S. degree in agronomy from North Dakota State University.

Richard N. Pahre (age 67) has served as one of our directors since February 2003. Mr. Pahre is a certified public accountant and, effective December 31, 2002, retired as a partner of Moss Adams LLP, a public accounting firm that provides services to a wide-range of public and private clients. From February 1977 to December 2002, Mr. Pahre served as an audit partner of Moss Adams LLP. Since February 2005, Mr. Pahre has served as a Director of CityBank, a public commercial bank, headquartered in Lynnwood, Washington. Since 1993, Mr. Pahre has served on the Board of Directors and as Treasurer (non-executive) of Seattle Goodwill, a nonprofit organization. Mr. Pahre received a B.A. degree in accounting from the University of Washington.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Number, Term and Election of Directors

Our articles of incorporation provide that the number of directors shall be determined in the manner provided by our bylaws. Our bylaws provide that the number of directors shall not be less than four or more than ten, with the precise number to be determined by resolution of the Board of Directors. The Board of Directors is currently composed of eight directors and divided into three classes as follows:

•	Two Class I Directors — Messrs. Ivesdal and Pahre, whose terms will expire at the Annual Meeting. Messrs. Ivesdal and Pahre have been nominated for re-election at the Annual Meeting to serve three-year terms ending in 2011.

•	Three Class II Directors — Messrs. Gilberto H. Gonzalez and Albert A. James and Ms. Agatha L. Maza, whose terms will expire at the 2009 annual meeting.

•	Three Class III Directors — Dr. Rhett R. Atkins, Mr. Jon E. M. Jacoby and Dr. William T. Weyerhaeuser, whose terms will expire at the 2010 annual meeting.

Generally, one class of directors will be elected each year by our shareholders. Each director will hold office until the election and qualification of his or her successor or upon earlier resignation or removal. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of an equal number of directors.

The following individuals are continuing Class II Directors (terms to expire in 2009) and are not standing for election this year:

Gilberto H. Gonzalez (age 60) has served as one of our directors since February 2003. Mr. Gonzalez currently serves as Chairman of Evergreen Business Group, LLC, a company involved in real estate marketing, investing and development, and as Chairman of Select Capital Group, a financial services company. Beginning in 1970, Mr. Gonzalez has worked in the agricultural chemical business in various executive capacities in sales and marketing. Most recently, Mr. Gonzalez served as Executive Vice President of Micro Flo Company, an agricultural chemical production company, from 1991 to 1999, and Regional Sales Manager from 1985 to 1989. From 1970 to 1985, Mr. Gonzalez worked for Helena Chemical Company in a variety of managerial roles, most notably Division Manager of the Midwest and Northcentral Divisions, and as Director of the Andean Block for Vertac International, an international division of Helena. Mr. Gonzalez received a B.S. degree in Agricultural Business and Economics from Texas A&M University.

Albert A. James (age 76) has served as one of our directors since May 1995 and as our Secretary from May 1995 to June 2000. Mr. James is a private investor and currently serves as a general partner in several real estate projects in the western United States. Mr. James has also served as a director of several privately held companies. From 1982 to November 1997, Mr. James served as Managing Partner of Bellevue Associates, a commercial real estate management company. He served as Secretary and Treasurer of Anthony’s Restaurants, a regional chain of restaurants, from 1976 to June 1995, and, from 1981 to March 1994, Mr. James served as Vice President of Alpine Industries, a window and laminated glass manufacturing company. In 1957, Mr. James founded a discount drug and cosmetic business that merged with a chain of discount retail drug stores, which was ultimately sold to Payless Drug Stores Northwest in 1969. Mr. James received a B.S. degree in Pharmacy from the University of Washington.

Agatha L. Maza (age 68) has served as one of our directors since May 1995. From February 1994 to October 1995, Ms. Maza served as Chief Executive Officer of the National Testing Laboratory in Portland, a division of the American Red Cross involved in biological testing of blood. From July 1991 to January 1994, she served as Chief Executive Officer of Medical Arts Laboratory and, from January 1988 to December 1990, as Chief Executive Officer of Eastside Medical Laboratory, both of which are medical diagnostics services laboratories. From 2001 to 2005, Ms. Maza served as Chief Executive Officer and President of Roadable

Aircraft International, Inc., a start-up company involved in the research and development of new transportation technologies. Currently, Ms. Maza serves as managing partner of several privately held companies. Ms. Maza received a B.S. degree from Seattle University and an M.B.A. degree from City University and has completed the Executive Marketing Management Program at Stanford University.

The following individuals are continuing Class III Directors (terms to expire in 2010) and are not standing for election this year:

Rhett R. Atkins, D.B.A. (age 54) has served as one of our directors since June 2002. He served as our President and Chief Executive Officer from June 2002 to December 2006. Dr. Atkins is currently managing member of Agriprax LLC, an agriculture consulting firm. From January 2001 to June 2002, Dr. Atkins was President of Palmetto Ag Inc., a retail provider of seed and chemical crop inputs. From September 1991 to December 2000, Dr. Atkins worked for Micro Flo Company, an agricultural chemical production company, in various executive positions related to sales, marketing and research and development. From 1981 to 1991, Dr. Atkins worked for BASF, a chemical company, in sales and marketing. Dr. Atkins received a B.S. degree from Clemson University, an M.B.A. degree from Campbell University and a D.B.A. degree from Nova Southeastern University.

Jon E. M. Jacoby (age 69) has served as one of our directors since February 1999. Mr. Jacoby currently is Vice-Chairman and Senior Principal of The Stephens Group LLC, a private, family owned investment firm. Until his retirement in October 2003, Mr. Jacoby worked in various capacities since 1963, most recently as Vice-Chairman and member of the Executive Committee, for Stephens Inc. and SF Holding Corp. (formerly Stephens Group, Inc.), collectively engaged in investment banking and other business activities. He is also a director of Power-One, Inc., a power supplies manufacturer; and Conn’s Inc., retail stores specializing in electronics. Mr. Jacoby received a B.S. degree from the University of Notre Dame and an M.B.A. degree from Harvard Business School.

William T. Weyerhaeuser, Ph.D. (age 64) has served as Chairman of the Board of Directors since November 2001 and as one of our directors since May 1998. Dr. Weyerhaeuser was in private practice as a clinical psychologist from 1975 to 1999. From May 1993 to June 1994, he served as President of Rock Island Company, a private investment company, and from July 1994 to June 1998 as its Chairman of the Board and Chief Executive Officer. Dr. Weyerhaeuser currently serves as the Vice Chairman of the Board of Directors of Potlatch Corporation, a public timber REIT, and as Chairman of the Board of Directors of Columbia Banking System, Inc., a public financial institution. Dr. Weyerhaeuser also currently serves as a director of several privately held companies and foundations. Dr. Weyerhaeuser received a B.A. degree from Stanford University, an M.A. degree from Fuller Theological Seminary and a Ph.D. degree from the Fuller Graduate School of Psychology.

Independence of the Board of Directors

The Board of Directors has reviewed the relationships between Eden Bioscience and each of its directors and has determined that all of the directors, other than Dr. Atkins, Eden Bioscience’s President and Chief Executive Officer until December 2006, are independent under Rule 4200 of Nasdaq’s Marketplace Rules.

Board Attendance

During 2007, there were 10 meetings of the Board of Directors. During fiscal 2007, each director attended at least 75% of all meetings of the Board of Directors and board committees on which he or she served, other than Jon Jacoby who attended 67%.

The Board of Directors has adopted a policy that each director is encouraged to attend Eden Bioscience’s regularly scheduled annual meeting of shareholders. Three out of eight directors as of May 24, 2007 attended Eden Bioscience’s 2007 annual meeting of shareholders held on that date.

Board of Directors Compensation

Our directors do not receive cash compensation for their services as directors or members of committees of the Board of Directors, but are reimbursed for their reasonable expenses incurred in attending meetings of the Board of Directors and its committees. We do not have a standard arrangement pursuant to which directors receive equity compensation for their services as directors. Rather, directors in the past have been and may in the future be granted equity awards at the discretion of the Board of Directors. The amounts shown below in the column titled Option Awards represent stock compensation expense recognized in our consolidated financial statements in accordance with Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment (“FAS 123R”).

Name	Option Awards ($)(1)	Total ($)
William T. Weyerhaeuser	—	—
Rhett R. Atkins	—	—
Gilberto H. Gonzalez	—	—
Roger M. Ivesdal	$6,700	$6,700
Jon E. M. Jacoby	—	—
Albert A. James	—	—
Agatha L. Maza	—	—
Richard N. Pahre	—	—

(1)	The assumptions used in calculating these amounts are provided in Note 1 (Accounting for Stock Compensation) of our consolidated financial statements included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 28, 2008.

No equity awards were granted to directors in 2007. In September 2005, the Board of Directors granted Mr. Ivesdal an option to purchase 10,000 shares of our common stock at an exercise price of $8.10 per share, with the option to vest annually in equal installments on the first, second and third anniversaries of the date of grant. The options expire in September 2015. In February 2003, the Board of Directors granted each of Messrs. Gonzalez and Pahre an option to purchase 3,888 shares of our common stock at an exercise price of $12.60 per share, of which options to purchase 555 shares were vested immediately and the remaining options vest annually in equal installments on the first, second and third anniversaries of the date of grant. The options expire in February 2013. In July 2003, the Board of Directors granted each non-employee director, except for Messrs. Gonzalez and Pahre, an option to purchase 3,333 shares of our common stock at an exercise price of $16.65 per share, with each option to vest annually in equal installments on the first, second and third anniversaries of the date of grant. The options expire in July 2013. In June 2002, the Board of Directors granted Dr. Atkins an option to purchase 55,555 shares of our common stock at an exercise price of $13.86, with the option to vest annually in equal installments on the first, second, third and fourth anniversaries of the date of grant. The options expire in June 2012. The total stock options outstanding at December 31, 2007 for each of the directors were (after taking into account the 1-for-3 reverse stock split effective on February 22, 2008):

Name	Total Outstanding Stock Options
William T. Weyerhaeuser	6,666
Rhett R. Atkins	55,555
Gilberto H. Gonzalez	3,888
Roger M. Ivesdal	3,333
Jon E. M. Jacoby	6,666
Albert A. James	6,666
Agatha L. Maza	11,666
Richard N. Pahre	3,888

Stock options granted to directors have an exercise price equal to the closing market price of our common stock on the grant date. We do not have a program, plan or practice to time stock option grants to our existing or new directors in coordination with the release of material nonpublic information nor do we have a program, policy or practice to release material nonpublic information for the purpose of affecting the value of director compensation.

Dr. Atkins served as Chief Executive Officer of the Company until December 15, 2006. He did not receive any compensation as a nonemployee director for 2007. He received $30,000 for consulting services rendered from January 1 to February 28, 2007.

Committees of the Board of Directors

Compensation Committee

Eden Bioscience has a standing Compensation Committee. The Compensation Committee currently consists of Messrs. Jacoby, James and Gonzalez (Chair). Each member of the Compensation Committee is an independent director under Nasdaq listing standards.

The primary function of the Compensation Committee is to discharge the responsibilities of the Board of Directors relating to the compensation of Eden Bioscience’s executive officers. The Compensation Committee has overall responsibility for approving and evaluating executive officer compensation plans, policies and programs. In addition, the Compensation Committee considers incentive compensation plans for our employees and carries out duties assigned to it under our option plans. The Compensation Committee has historically recommended to the Board of Directors for its approval of all stock option grants to executive officers. In the future, the Compensation Committee will approve all stock option grants to executive officers and directors. The Compensation Committee is also responsible for performing other related responsibilities as set forth in its written charter which is available to shareholders on Eden Bioscience’s website at www.edenbio.com under the menu “About Us—Governance Materials.” Please read “— Board of Directors Compensation” elsewhere in this proxy statement for a discussion of how any compensation awarded to the Board of Directors is determined.

The Compensation Committee has the authority to retain and terminate compensation consulting fims, including authority to approve the firm’s fees and other retention terms. The Compensation Committee when appropriate may form and delegate authority to subcommittees and may delegate its authority to one or more designated members of the Board of Directors or our officers. To date, the Compensation Committee has not engaged compensation consultants for assistance in compensation matters.

The Compensation Committee establishes, and reviews as necessary, policies regarding executive compensation. With respect to our President, each year, the Compensation Committee solicits input from the full Board of Directors and, based on that input, develops and approves corporate goals and objectives relevant to the President’s compensation, evaluates the President’s performance in light of those goals and objectives and sets the President’s compensation based on this evaluation and other relevant information. Our executive officers do not have a role in determining or recommending the amount or form of executive or director compensation.

Minutes of each meeting of the Compensation Committee are prepared by the Compensation Committee Chair or by his designee and sent to each Compensation Committee member. In addition, the Compensation Committee reports regularly to the Board of Directors on any significant matters arising from the Compensation Committee’s work, including awards to executives, compensation and severance arrangements.

The Compensation Committee held two meetings in 2007.

Audit Committee

Eden Bioscience has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee currently consists of Ms. Maza and Messrs. Gonzalez and Pahre (Chair). Each member of the

Audit Committee is an independent director under the rules of the Securities and Exchange Commission (“SEC”) and Nasdaq listing standards. The Board of Directors has determined that Mr. Pahre meets the definition of an “audit committee financial expert” under SEC rules. In making this determination, the Board of Directors considered, among other factors, Mr. Pahre’s experience as a former audit partner of Moss Adams LLP.

The primary function of the Audit Committee is to represent and assist the Board of Directors with the oversight of:

•	the integrity of Eden Bioscience’s financial statements and internal controls;

•	Eden Bioscience’s compliance with legal and regulatory requirements;

•	the independent auditors’ qualification; and

•	the performance of the audit function by the independent auditor.

In addition, the Audit Committee has ultimate authority to select, evaluate, and where appropriate, replace the independent auditor, approve all audit engagement fees and terms, and engage outside advisors, including its own counsel and other advisors, as it determines necessary to carry out its duties. The Audit Committee is also responsible for reviewing and approving all related person transactions and performing other related responsibilities set forth in its written charter, which is available to shareholders on Eden Bioscience’s website at www.edenbio.com under the menu “About Us — Governance Materials.”

The Audit Committee held five meetings in 2007.

Nominating and Corporate Governance Committee

Eden Bioscience has a standing Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee currently consists of Messrs. Gonzalez, Ivesdal, Jacoby, James and Pahre, Ms. Maza and Dr. Weyerhaeuser (Chairman). Each member of the Nominating and Corporate Governance Committee is an independent director under Nasdaq listing standards.

The primary function of the Nominating and Corporate Governance Committee is to:

•	identify individuals qualified to become members of the Board of Directors;

•	approve and recommend to the Board of Directors candidates for election to the Board of Directors;

•	develop, update as necessary and recommend to the Board of Directors corporate governance principles and policies applicable to Eden Bioscience; and

•	monitor compliance with such principles and policies.

The Nominating and Corporate Governance Committee is also responsible for performing other related responsibilities set forth in its written charter available to shareholders on Eden Bioscience’s website at www.edenbio.com under the menu “About Us — Governance Materials.”

The Nominating and Corporate Governance Committee did not hold a meeting in 2007.

Director Nomination Procedures

The Nominating and Corporate Governance Committee is generally responsible for the identification, review, selection and recommendation to the Board of Directors of candidates for director nominees, including the development of policies and procedures to assist in the performance of these responsibilities. The Nominating and Corporate Governance Committee reviews with the Board of Directors the requisite qualifications, skills and characteristics for Board of Directors nominees and composition and the specific considerations relating to individual director candidates. Upon the Nominating and Corporate Governance Committee’s recommendations, the Board of Directors recommends the director nominees to the shareholders for election.

Potential director candidates are referred to the Chairperson of the Nominating and Corporate Governance Committee for consideration by the Nominating and Corporate Governance Committee, which may then recommend the director candidate to the Board of Directors for its consideration, if deemed appropriate. If necessary or desirable in the opinion of the Nominating and Corporate Governance Committee, the Nominating and Corporate Governance Committee will determine appropriate means for seeking additional director candidates, including engagement of an outside consultant to assist in the identification of director candidates.

The Nominating and Corporate Governance Committee will consider director candidates recommended by shareholders. Shareholders wishing to suggest director candidates should submit their suggestions in writing to the Chairperson of the Nominating and Corporate Governance Committee, c/o the Corporate Secretary of Eden Bioscience Corporation at 11618 North Creek Parkway N., Bothell, WA 98011-8201, providing the candidate’s name, biographical data and other relevant information.

Shareholders who intend to nominate a director for election at the 2009 annual meeting of shareholders must provide advance written notice of such nomination to the Corporate Secretary of Eden Bioscience in the manner described below under “Shareholder Proposals for 2009 Annual Meeting.”

The Nominating and Corporate Governance Committee has recommended to the Board of Directors, and the Board of Directors has adopted, Director Selection Guidelines set out in Exhibit A to the Nominating and Corporate Governance Committee Charter. In accordance with the Director Selection Guidelines, the Nominating and Corporate Governance Committee and the Board of Directors, as appropriate, will review the following considerations, among others, in their evaluation of candidates for Board of Directors nomination, including those candidates recommended by shareholders:

•	personal and professional ethics;

•	training and experience in making and overseeing policy in business, government and/or educational sectors;

•	willingness and ability to keep an open mind when considering matters affecting interests of Eden Bioscience and its constituents;

•	willingness and ability to devote the required time and effort to effectively fulfill the duties and responsibilities related to the Board of Directors and committee membership;

•	willingness and ability to serve on the Board of Directors for multiple terms to enable development of a deeper understanding of Eden Bioscience’s business affairs;

•	willingness not to engage in activities or interests that may create a conflict of interest with a director’s responsibilities and duties to Eden Bioscience and its constituents;

•	willingness to act in the best interests of Eden Bioscience and its constituents;

•	independence;

•	diversity;

•	professional experience, industry knowledge, skills and expertise;

•	leadership qualities; and

•	previous public company board of directors and committee experience.

The Nominating and Corporate Governance Committee periodically reviews with the Board of Directors the appropriate process for and the considerations to be made in the evaluation of director candidates. In the event there is a vacancy on the Board of Directors, the Nominating and Corporate Governance Committee will initiate the effort to identify appropriate director candidates.

Shareholder Communications with the Board of Directors

Shareholders of Eden Bioscience may contact the Board of Directors as a group or an individual director by the U.S. Postal mail directed to the Chairman of the Board of Directors, c/o the Corporate Secretary of Eden Bioscience Corporation at 11618 North Creek Parkway N., Bothell, WA 98011-8201. Shareholders should clearly specify in each communication the name of the individual director or group of directors to whom the communication is addressed. All communications will be forwarded to the intended directors or to the Board of Directors as a whole, as applicable.

Shareholders wishing to submit proposals for inclusion in the proxy statement relating to the 2009 annual meeting of shareholders should follow the procedures specified under the sections below entitled “Shareholder Proposals for 2009 Annual Meeting.” These sections outline the procedures for submission of shareholder proposals for inclusion in Eden Bioscience’s proxy statement for the 2009 annual meeting of shareholders and submission of nominations of persons for election to the Board of Directors or proposals for other business to be considered at the 2009 annual meeting of shareholders.

Additional Corporate Governance Information

The following corporate governance materials of Eden Bioscience are available in the “About Us — Governance Materials” section of Eden Bioscience’s website at www.edenbio.com, and a copy of the materials will be mailed to you, without charge, upon request to Eden Bioscience Corporation, Investor Relations, 11618 North Creek Parkway N., Bothell, WA 98011-8201 or by calling 425-984-2120:

•	Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee Charters;

•	Code of Ethics applicable to our President and Chief Financial Officer; and

•	Code of Conduct applicable to all directors, officers and employees of Eden Bioscience.

If we waive any material provision of our Code of Ethics applicable to our President and Chief Financial Officer or substantively amend the Code of Ethics, we will disclose that fact on our website within four business days.

Compensation Committee Interlocks and Insider Participation

During the year ended December 31, 2007, Messrs. Jacoby, James and Gonzalez served on our Compensation Committee, and none of these committee members served as an officer or employee of Eden Bioscience during that time. Mr. James served as our Secretary from May 1995 to June 2000. None of our executive officers served as a member of the board of directors or compensation committee of any other entity that had one or more executive officers serving as members of our Board of Directors or Compensation Committee during fiscal 2007.

Related Person Transactions

Under its written Audit Committee Charter, the Audit Committee of our Board of Directors is required to review and approve all related person transactions. Other than the Audit Committee Charter, our Board of Directors has not adopted a separate written policy for the review and approval or ratification of related person transactions.

Our directors and executive officers are expected to disclose to our Chief Financial Officer the material facts of any transaction that could be considered a related person transaction promptly upon gaining knowledge of the transaction. In addition, on an annual basis we require our directors and officers to complete written questionnaires designed to identify any potential related person transactions. A related person transaction is defined as any transaction required to be disclosed under Item 404(a) of Regulation S-K. Any transaction reported to the CFO or disclosed in the annual questionnaire is reviewed to determine if disclosure of the transaction is required under the SEC’s related person transaction disclosure rule. If disclosure is required, the CFO will submit the transaction to the Audit Committee for review and approval or ratification.

When determining whether to approve or ratify a related person transaction, the Audit Committee will review relevant facts regarding the related person transaction, including:

•	the extent of the related person’s interest in the transaction;

•	whether the terms are comparable to those generally available in arms’ length transactions; and

•	whether the related person transaction is consistent with the best interests of Eden Bioscience.

If any related person transaction is not approved or ratified, the Audit Committee may take such action as it may deem necessary or desirable in the best interests of Eden Bioscience and its shareholders.

There were no related person transactions required to be disclosed pursuant to Item 404(a) or (d) of Regulation S-K in fiscal years 2007 or 2006.

Executive Officers Who Are Not Directors

Bradley S. Powell (age 47) was appointed President on December 15, 2006. He served as our Interim President from November 2001 to June 2002, and has served as Secretary since June 2000 and as Chief Financial Officer and Vice President of Finance since July 1998. From March 1994 to July 1998, he served as Vice President and Corporate Controller of Omega Environmental, Inc., a provider of products and services to owners of underground storage tanks. In 1983, Mr. Powell joined KPMG Peat Marwick, an international public accounting firm, as a certified public accountant and, from 1990 to March 1994, served as a Senior Audit Manager. Mr. Powell received a B.S. degree from Central Washington University.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT AND RELATED SHAREHOLDER MATTERS

Security Ownership of Certain Beneficial Owners and Management

The following table summarizes certain information regarding the beneficial ownership of our common stock as of March 20, 2008 (or such earlier date as indicated in the table’s footnotes), and reflects the 1-for-3 reverse stock split effective on February 22, 2008 for:

•	each executive officer named in the Summary Compensation Table;

•	each of our directors;

•	all our directors and executive officers as a group; and

•	each person or group that we know owns more than 5% of our common stock.

Beneficial ownership is determined in accordance with SEC rules and includes shares over which the indicated beneficial owner exercises sole or shared voting or investment power. Shares of our common stock subject to options or warrants currently exercisable or exercisable within 60 days after March 20, 2008 are deemed outstanding for computing the percentage ownership of the person holding the options or warrants, but are not deemed outstanding for computing the percentage ownership of any other person. Except as otherwise indicated, we believe the beneficial owners of our common stock listed below, based on information furnished by them, have sole voting and investment power with respect to the shares listed opposite their names. Unless otherwise indicated, the following officers, directors and shareholders can be reached at the principal offices of Eden Bioscience.

	Shares of Eden Bioscience Corporation Common Stock
Name of Beneficial Owners	Amount and Nature of Beneficial Ownership		Percent of Class (1)
Executive Officers and Directors:
William T. Weyerhaeuser	143,129	(2)	5.26%
Agatha L. Maza	78,050	(3)	2.86%
Jon E. M. Jacoby	60,042	(4)	2.20%
Albert A. James	67,965	(5)	2.50%
Rhett R. Atkins	56,288	(6)	2.03%
Bradley S. Powell	48,464	(7)	1.75%
Richard N. Pahre	4,554	(8)	*
Gilberto H. Gonzalez	4,054	(9)	*
Roger Ivesdal	3,333	(10)	*
All directors and executive officers as a group (9 persons)	465,879	(11)	16.27%

Other 5% Shareholders:
SF Holding Corp. (formerly Stephens Group, Inc.)	451,037	(12)	16.60%
111 Center Street — Suite 2500 Little Rock, AR 72201

Yorktown Avenue Capital, LLC	352,967	(13)	12.99%
415 South Boston, 9th Floor Tulsa, Oklahoma 74103

*	Less than 1%.

(1)	Based on 2,716,518 shares outstanding as of March 15, 2008.

(2)	Represents 28,833 shares owned directly by Dr. Weyerhaeuser; 106,519 shares held by the WBW Trust Number One, of which Dr. Weyerhaeuser is trustee; 1,111 shares owned by Dr. Weyerhaeuser’s wife; and 6,666 shares subject to options exercisable within 60 days after March 20, 2008. Dr. Weyerhaeuser disclaims beneficial ownership of shares held by his wife and two sons, except to the extent of his pecuniary interest in such shares.

(3)	Represents 34,466 shares owned directly by Ms. Maza; 16,799 shares held by Prudential Securities as custodian for the Agatha L. Maza IRA; 111 shares owned by Ms. Maza’s spouse; 15,008 shares held by the Maza Family LLC, of which Ms. Maza is a co-manager; and 11,666 shares subject to options that are exercisable within 60 days after March 20, 2008. Ms. Maza disclaims beneficial ownership of shares held by the Maza Family LLC, except to the extent of her pecuniary interest in such shares.

(4)	Includes 5,000 shares owned directly by Mr. Jacoby; 23,710 shares owned by Jacoby Enterprises, Inc., of which Mr. Jacoby is President; 20,889 shares held by Stephens — EBC, LLC for the benefit of Jacoby Enterprises, Inc. and that are subject to the voting trust described in footnote 12; 3,333 shares held by Stephens — EBC, LLC for the benefit of J & J Partners, of which Mr. Jacoby is a partner, and that are subject to the voting trust described in footnote 12; and 6,666 shares subject to options that are exercisable within 60 days after March 20, 2008. Also includes the following shares as to which Mr. Jacoby disclaims beneficial ownership: 222 shares owned by Grandchild’s Trust One and 222 shares owned by Grandchild’s Trust Three, as to which Mr. Jacoby, as co-trustee, has shared power of disposition and shared power to vote. Does not include shares beneficially owned by SF Holding Corp. (formerly Stephens Group, Inc.), of which Mr. Jacoby was an executive officer until his retirement on October 1, 2003 and of which he was a director until November 2006.

(5)	Represents 12,839 shares held by the Albert A. James Family Partnership, of which Mr. James is a co-general partner; 48,460 shares held by the Albert A. James Living Trust, of which Mr. James is trustee; and 6,666 shares subject to options that are exercisable within 60 days after March 20, 2008.

(6)	Represents 733 shares owned directly by Dr. Atkins and 55,555 shares subject to options exercisable within 60 days after March 15, 2008.

(7)	Represents 48,442 shares subject to options exercisable within 60 days after March 20, 2008; and 22 shares held in a trust for the benefit of Mr. Powell’s minor sons, of which Mr. Powell’s father serves as trustee. Mr. Powell disclaims beneficial ownership of all such shares held in trust, except to the extent of his pecuniary interest in such shares.

(8)	Represents 666 shares owned directly by Mr. Pahre and 3,888 shares subject to options exercisable within 60 days after March 20, 2008.

(9)	Represents 166 shares owned directly by Mr. Gonzalez and 3,888 shares subject to options exercisable within 60 days after March 20, 2008.

(10)	Represents 3,333 shares subject to options exercisable within 60 days after March 20, 2008.

(11)	Includes 146,770 shares subject to options that are exercisable within 60 days after March 20, 2008.

(12)	Represents 451,037 shares beneficially owned by Stephens — EBC, LLC, of which SF Holding Corp. (formerly Stephens Group, Inc.) is the sole managing member. Jon E. M. Jacoby, a director of Eden Bioscience, was an executive vice president of SF Holding Corp. until October 1, 2003 and a director of SF Holding Corp. until November 2006. Stephens — EBC, LLC has contributed all of its shares to a voting trust pursuant to which the trustee of the trust, James Sommer, 237 Cherokee Road, Charlotte, NC 28027, an individual not affiliated with Stephens Group, Inc., has sole voting power. The trustee is required to vote such shares “for” or “against” proposals submitted to our shareholders in the same proportion as the votes cast “for” or “against” such proposals by all other shareholders, excluding abstentions. The voting trust agreement also imposes limitations on the sale or other disposition of the shares subject to the voting trust. The voting trust agreement expires in 2010 or earlier upon the occurrence of certain events set forth in the voting trust agreement, including Stephens ceasing to be a market maker of our common stock.

(13)	Information provided is based solely on a Schedule 13D/A filed on August 14, 2007 (the “Schedule 13D/A”) by Yorktown Avenue Capital, LLC (“Yorktown”), Boston Avenue Capital, LLC (“Boston”), Value Fund Advisors, LLC (“Value Fund”) and Charles M. Gillman (“Gillman”). According to the Schedule 13D/A, (a) the amount shown above includes 262,090 held by Yorktown and 90,877 held by Boston, (b) Boston and Yorktown are Oklahoma limited liability companies whose principal business is business investment, (c) Value Fund is an Oklahoma limited liability company whose principal business is investment management, and (d) Gillman is a U.S. citizen in the business of managing various investment entities. Value Fund, as general manager of Boston and Yorktown, and Gillman, as manager of Value Fund, may also be deemed to beneficially own the 352,967 shares of our common stock held by Boston and Yorktown.

Equity Compensation Plan Information

The following table presents summary information about our equity compensation plans at December 31, 2007, as adjusted to take into account the 1-for-3 reverse stock split that was effective on February 22, 2008:

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	146,776	$30.06	274,131	(1)(2)
Equity compensation plans not approved by security holders	—	—	—
Total	146,776	$30.06	274,131	(1)(2)

(1)	The Amended and Restated 2000 Stock Incentive Plan (the “2000 Plan”) incorporates an evergreen formula pursuant to which the number of shares authorized for issuance is increased annually on the first day of each fiscal year by a number of shares equal to the lesser of (a) 166,666 shares; (b) 5% of the outstanding shares of common stock on a fully diluted basis as of the end of the immediately preceding fiscal year; and (c) a lesser amount as may be determined by the Board of Directors. Since the inception of the 2000 Plan, the Board of Directors has never used the evergreen provision to add shares. In addition, all reserved but ungranted shares under our 1995 Combined Incentive and Nonqualified Stock Option Plan (the “1995 Plan”) and any shares subject to outstanding options under the 1995 Plan that expire or are otherwise cancelled without being exercised will be added to the shares available under the 2000 Plan.

(2)	Under the 2000 Plan, in addition to options, we may make awards of our common stock or awards denominated in units of our common stock. The type of award and the number of shares of common stock subject to the award granted under the 2000 Plan is in the discretion of the Board of Directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires Eden Bioscience’s officers, directors and persons who own more than 10% of a registered class of Eden Bioscience’s equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater-than-10% shareholders are required by SEC regulation to furnish Eden Bioscience with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such forms we received, or written representations from certain reporting persons that no forms were required for those persons, we believe that during 2007 all of our officers, directors and greater-than-10% beneficial owners complied with all applicable filing requirements of Section 16(a).

COMPENSATION DISCUSSION AND ANALYSIS

As described in greater detail in our Annual Report on Form 10-K for the year ended December 31, 2007 filed with the Securities and Exchange Commission on March 28, 2008, we completed the sale on February 28, 2007 of our proprietary harpin protein technology and substantially all of the assets related to our worldwide agricultural and horticultural markets (the “Harpin Protein Technology”) to Plant Health Care, Inc. (“PHC”). We retained our cash, accounts receivable and assets relating to our home and garden business, consisting primarily of our inventory of harpin protein-based products designated for the home and garden market. We have no current intention of making substantial additional investments in our home and garden business. We have incurred significant operating losses since our inception and we believe that the best way to build value for our shareholders is to use any revenue generated by our home and garden business to support our continued operations while we explore whether there may be opportunities to realize potential value from our remaining business assets, primarily our tax loss carryforwards. We have accordingly substantially reduced our administrative, marketing, sales, manufacturing and development personnel, and currently have only one executive officer, Bradley S. Powell, who has served as our Vice President of Finance and Chief Financial Officer since July 1998 and, since December 15, 2006, has also served as our President and principal executive officer.

On July 25, 2007, we entered into an employment agreement with Mr. Powell to help ensure the retention of his services during the critical period following the sale of our Harpin Protein Technology. Under the terms of the employment agreement, we agreed to pay Mr. Powell an annual base salary initially set at $205,000. The increase from $174,739 in base salary in 2006 was to compensate Mr. Powell for the additional duties assigned to him when he became President. We also paid Mr. Powell a lump sum amount equal to the retroactive application of his annual base salary to December 15, 2006, the date on which he became our President. Mr. Powell will be paid a cash bonus equal to one times his annual base salary upon completion of an acquisition, merger or consolidation to which the Company is a party. Mr. Powell is also entitled to participate, subject to and in accordance with applicable eligibility requirements, in medical, dental, short and long-term disability benefit programs provided to our other employees.

The employment agreement also extinguished Mr. Powell’s change-in-control agreement, dated August 16, 2000, and severance agreement, dated January 28, 2002, in exchange for supplemental retention payments totaling $356,145. The supplemental payments were payable in installments as follows: one-half on execution of the employment agreement; one-quarter on September 30, 2007; and one-quarter on January 1, 2008. Under the terms of the employment agreement, the September 30 and January 1 supplemental payments would not have been made if Mr. Powell had voluntarily terminated his employment for any reason or we had terminated Mr. Powell’s employment for cause, as defined in the agreement. If we had terminated his employment without cause or his employment had terminated as a result of his death or total disability, as defined in the agreement, any remaining unpaid supplemental payments would have accelerated and been paid on the date of termination. The Compensation Committee approved the employment agreement, including the supplemental payments, for purposes of retention and in order to resolve any uncertainty as to the timing and amount of payments to which Mr. Powell was or could be entitled under the change-in-control agreement. The employment agreement also includes noncompetition and nonsolicitation provisions that apply to Mr. Powell during his employment and for a period of 18 months thereafter, and includes customary nondisclosure and inventions assignment provisions.

Because of the Company’s current circumstances, we did not continue our annual cash incentive program or our long-term incentive program of stock option grants in 2007. Due to our continuing operating losses and limited revenue from harpin protein-based products, our stock options are highly speculative. Unless we are able to ultimately generate profits and realize value from our tax loss carryforwards, stock options are unlikely to have substantial value over the long-term. As of the date of this Proxy Statement, our Compensation Committee has not recommended any program to our Board of Directors for, or separately approved, the grant of stock options to our executive officer in 2008. However, the Compensation Committee may approve such incentive programs or other grants of stock options which the Compensation Committee believes will appropriately align the interests of our executive with the creation of value for our shareholders.

The Compensation Committee will in the future approve all stock option grants to executive officers. Stock options granted to executive officers have an exercise price equal to the closing market price of our common stock on the grant date and vest over a period of three or four years. We do not have a program, plan or practice to time stock option grants in coordination with the release of material nonpublic information nor do we have a program, policy or practice to release material nonpublic information for the purpose of affecting the value of stock options.

Section 162(m) of the Internal Revenue Code imposes a limitation on deductibility of compensation payments in excess of $1 million to a company’s chief executive officer and the three other most highly compensated executive officers holding office at the end of the fiscal year. Certain performance-based compensation is not subject to the limitation on deductibility. In 2007, compensation to our President and Chief Financial Officer did not exceed $1 million for purposes of Section 162(m) and we expect the same to be true for 2008.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides information concerning the compensation for services rendered to Eden Bioscience in all capacities for the year ended December 31, 2007 by our President and Chief Financial Officer.

Name and Principal Position	Year	Salary ($)	Option Awards ($)(1)	All Other Compensation ($)		Total ($)
Bradley S. Powell	2007	$206,261	$—	$267,109	(2)	$473,370
President, Chief Financial	2006	174,739	31,344	—		206,083
Officer and Secretary

(1)	The amounts in this column represent stock compensation expense recognized in our consolidated financial statements in accordance with FAS 123R. The assumptions used in calculating these amounts are provided in Note 1 (Accounting for Stock Compensation) of our consolidated financial statements included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 28, 2008.

(2)	The employment agreement extinguished Mr. Powell’s change-in-control agreement, dated August 16, 2000, and severance agreement, dated January 28, 2002, in exchange for supplemental payments totaling $356,145. The supplemental payments were paid in three installments as follows: $178,073 was paid on July 25, 2007; $89,036 was paid on September 30, 2007; and $89,036 was paid on January 15, 2008.

2007 Grants of Plan-Based Awards

No annual incentive awards or long-term incentive awards were established in 2007 and we did not grant any options to purchase shares of our common stock.

Outstanding Equity Awards at 2007 Fiscal Year-End

The following table sets forth information regarding outstanding equity awards held by Mr. Powell as of December 31, 2007 (as adjusted to reflect the 1-for-3 reverse stock split effective February 22, 2008).

	Option Awards
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)
Name	Exercisable	Unexercisable	Grant Year	Option Exercise Price ($)	Option Expiration Date
Bradley S. Powell	8,333	—	1998	$27.00	7/16/2008
	5,555	—	2000	54.00	2/17/2010
	5,555	—	2000	126.00	8/9/2010
	16,666	—	2002	13.86	6/14/2012
	4,000	—	2003	14.76	1/21/2013
	8,333	—	2004	6.75	11/16/2014
Total	48,442	—

2007 Option Exercises and Stock Vested

No stock options were exercised during 2007.

Potential Payments Upon Termination or Change in Control

No incremental compensation is payable upon termination or change in control for Mr. Powell and all stock option grants are fully vested.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on the Compensation Committee’s review and discussions, the Compensation Committee has recommended to the Board of Directors, and the Board of Directors has approved, that the Compensation Discussion and Analysis be included in Eden Bioscience’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and proxy statement for filing with the Securities and Exchange Commission.

The Compensation Committee
of the Board of Directors

Gilberto H. Gonzalez, Chairman
Jon E. M. Jacoby
Albert A. James

REPORT OF THE AUDIT COMMITTEE

The members of the Audit Committee are independent under SEC rules and Nasdaq listing standards. The Board of Directors adopted a written Audit Committee Charter, which is available in the “About Us — Governance Materials” section of Eden Bioscience’s web site at www.edenbio.com.

In fulfilling its oversight responsibilities, the Audit Committee met and held discussions with management and the independent registered public accounting firm. The Audit Committee also met separately with the independent registered public accounting firm. Management represented to the Audit Committee that Eden Bioscience’s audited financial statements for the fiscal year ended December 31, 2007 were prepared in accordance with U.S generally accepted accounting principles, The Audit Committee reviewed and discussed with management and the independent registered public accounting firm the audited financial statements for the 2007 fiscal year.

The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. In addition, the Audit Committee has received from the independent registered public accounting firm the written disclosures and the letter required by Independence Standards Board Standard No. 1, and discussed with the independent registered public accounting firm their independence relating to Eden Bioscience. In accordance with the Sarbanes-Oxley Act of 2002, the Audit Committee pre-approves all audit and non-audit services performed by the independent auditors.

Based on the Audit Committee’s review and discussions of the matters referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in Eden Bioscience’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 for filing with the Securities and Exchange Commission.

The Audit Committee
of the Board of Directors

Richard N. Pahre, Chairman
Gilberto H. Gonzalez
Agatha L. Maza

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Change of Independent Registered Public Accounting Firms

On March 6, 2007, we filed a Current Report on Form 8-K with the SEC (the “Original 8-K”) reporting that on March 2, 2007, KPMG LLP (“KPMG”), Eden Bioscience’s independent registered public accounting firm, notified us that the auditor-client relationship between Eden Bioscience and KPMG would cease upon the completion of the audit of Eden Bioscience’s financial statements as of and for the year ended December 31, 2006, and the issuance of KPMG’s report thereon. KPMG completed the audit of Eden Bioscience’s financial statements as of and for the year ended December 31, 2006 and issued their report thereon dated March 28, 2007, which report is included in Eden Bioscience’s Annual Report on Form 10-K for the year ended December 31, 2006 filed on March 30, 2007. Accordingly, as we reported on an amendment to the Original 8-K filed with the SEC on April 4, 2007 (the “Amended 8-K”) the auditor-client relationship between Eden Bioscience and KPMG effectively ceased on March 30, 2007 as KPMG declined to stand for re-election. KPMG’s decision to decline to stand for re-election as Eden Bioscience’s independent registered public accounting firm was not recommended or approved by the Audit Committee of Eden Bioscience’s Board of Directors.

The audit reports of KPMG on Eden Bioscience’s consolidated financial statements as of and for the years December 31, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles except as follows:

•	KPMG’s report on the consolidated financial statements of Eden Bioscience and its subsidiaries as of December 31, 2006, and for the year ended December 31, 2006 contained a separate paragraph stating that “As discussed in Note 1 to the consolidated financial statements, Eden Bioscience Corporation and subsidiaries adopted the provisions of Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment, effective January 1, 2006.”

•	KPMG’s report on the consolidated financial statements of Eden Bioscience and its subsidiaries as of December 31, 2005 contained a separate paragraph stating that “As discussed in Note 12 to the consolidated financial statements, the Company changed its method of accounting for asset retirement obligations effective January 1, 2003.”

During the fiscal years ended December 31, 2006 and 2005 and the subsequent interim period through March 30, 2007, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. During the fiscal years ended December 31, 2006 and 2005 and the subsequent interim period through March 30, 2007, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Our Audit Committee engaged Peterson Sullivan PLLC (“Peterson Sullivan”) as our independent registered public accounting firm as of April 18, 2007 for the fiscal year ended December 31, 2007. From January 1, 2005 through April 18, 2007, we did not consult Peterson Sullivan with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

We provided KPMG with copies of the Original 8-K and the Amended 8-K and requested KPMG to furnish us with letters addressed to the Securities and Exchange Commission stating whether KPMG agreed with the statements made by us in those filings, and, if not, identifying the statements with which it does not agree. KPMG’s letters are filed as Exhibits 16.1 to the Original 8-K and the Amended 8-K. We also provided a copy of the foregoing disclosure in this proxy statement to KPMG and to Peterson Sullivan in advance of our filing the proxy statement with the SEC. Neither KPMG nor Peterson Sullivan provided us with statements indicating that in their view any of the foregoing disclosures were incorrect or incomplete.

Principal Accountant Fees and Services

The aggregate fees billed for professional services rendered by Peterson Sullivan and KPMG for fiscal years 2007 and 2006 were as follows:

	Peterson Sullivan	KPMG
	2007	2006
Audit Fees (1)	$40,000	$174,660
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$40,000	$174,660

(1)	Represents fees for professional services rendered for the audit of our annual consolidated financial statements and review of our interim consolidated financial statements included in our quarterly reports on Form 10-Q and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

Audit Committee Pre-Approval Policy

The Audit Committee has adopted a policy for the pre-approval of all audit and non-audit services provided by our independent registered public accounting firm. The policy is designed to ensure that the provision of these services does not impair the registered public accounting firm’s independence. Under the policy, any services provided by the independent registered public accounting firm, including audit, audit-related, tax and other services, must be specifically pre-approved by the Audit Committee.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

For 2007, all services provided by Peterson Sullivan were pre-approved.

2008 Independent Auditors

Peterson Sullivan, independent registered public accounting firm, has been selected by the Audit Committee to audit the consolidated financial statements of Eden Bioscience for the fiscal year ending December 31, 2008. Peterson Sullivan has been our independent registered public accounting firm since April 28, 2007.

Representatives of Peterson Sullivan are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

SHAREHOLDER PROPOSALS FOR 2009 ANNUAL MEETING

Submission of Shareholder Proposals for Inclusion in the Proxy Statement

Under the SEC’s proxy rules, shareholder proposals that meet certain conditions may be included in Eden Bioscience’s proxy statement and form of proxy for a particular annual meeting. Shareholders that intend to present a proposal at Eden Bioscience’s 2009 annual meeting of shareholders must give notice of the proposal to Eden Bioscience no later than December 23, 2008 to be considered for inclusion in the proxy statement and form of proxy relating to the 2009 annual meeting of shareholders.

Advance Notice Procedures for Director Nominations and Other Business

Shareholders who intend to nominate persons for election to the Board of Directors or to present a proposal at the 2009 annual meeting of shareholders without inclusion of the proposal in our proxy materials must provide advance written notice of such nomination or proposal in the manner required by Eden Bioscience’s Bylaws. Notice of nominations or other business proposed to be considered by shareholders, complying with Sections 2.6 or 3.3, as applicable, of the Bylaws, must be delivered to the Corporate Secretary no earlier than February 21, 2009 and no later than March 23, 2009. Notices should be sent to: Corporate Secretary, Eden Bioscience Corporation, 11816 North Creek Parkway, Bothell, Washington 98011-8201.

For proposals that are not timely filed, Eden Bioscience retains discretion to vote proxies it receives. For such proposals that are timely filed, Eden Bioscience retains discretion to vote proxies it receives provided that (1) Eden Bioscience includes in its proxy statement advice on the nature of the proposal and how it intends to exercise its voting discretion and (2) the proponent does not issue a proxy statement.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors does not intend to present, and has not been informed that any other person intends to present, any matters for action at the Annual Meeting other than the matters specifically referred to in this Proxy Statement. If other matters properly come before the Annual Meeting, it is intended that the holders of the proxies will act with respect thereto in accordance with their best judgment.

Copies of the Eden Bioscience 2007 Annual Report on Form 10-K for the fiscal year ended December 31, 2007, including the financial statements and financial statement schedules, as filed with the SEC are being mailed to shareholders, together with this Proxy Statement, form of proxy and Notice of Annual Meeting of Shareholders. Additional copies may be obtained, without charge, from the Corporate Secretary of Eden Bioscience Corporation at 11816 North Creek Parkway N., Bothell, Washington 98011-8201.

BY ORDER OF THE BOARD OF DIRECTORS,

Bradley S. Powell
President, Chief Financial Officer, and Secretary

Bothell, Washington
April 22, 2008

This proxy, when properly signed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

1.	ELECTION OF DIRECTORS: Class I (terms expiring 2011)	☐	FOR ALL NOMINEES

	01 Roger M. Ivesdal 02 Richard N. Pahre	☐	WITHHOLD ALL NOMINEES

		☐	WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE. WRITE NUMBER(S) OF NOMINEE(S) BELOW.

IMPORTANT — PLEASE SIGN AND RETURN PROMPTLY.

Signature _______________________________ Signature _______________________________ Dated _________, 2008
When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.
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PROXY

FOR THE 2008 ANNUAL MEETING OF SHAREHOLDERS OF EDEN BIOSCIENCE CORPORATION This Proxy Is Solicited On Behalf Of The Board Of Directors

          The undersigned hereby appoints Bradley S. Powell and William T. Weyerhaeuser (collectively, the “Proxies”), and each of them, with full power of substitution, as proxies to vote the shares that the undersigned is entitled to vote at the Annual Meeting of Shareholders of Eden Bioscience Corporation to be held at the Country Inn & Suites, 19333 North Creek Parkway, Bothell, Washington on Thursday, May 22, 2008 at 1:00 p.m. (Pacific Time) and at any adjournments thereof. Such shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxies’ discretion on such other matters as may properly come before the meeting or any adjournment thereof.

(Continued and to be signed on reverse side.)

Address Change/Comments (Mark the corresponding box on the reverse side)

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